MERRILL LYNCH STRATEGIC DIVIDEND FUND
                       Supplement Dated November 30, 2000
                      to Prospectus Dated November 28, 2000


     The Board of Trustees of Merrill Lynch Strategic Dividend Fund (the "Fund") has approved, subject to shareholder approval, a proposal to revise the Fund's investment objective (i) to permit it to purchase individual stocks without regard to whether their dividend yield exceeds that of the Standard & Poor's 500 Index and (ii) to affirmatively state that in addition to the objective of long-term total return, the Fund's objective is also to seek current income. As revised, the Fund's investment objective would be "to seek long-term total return and current income."

     In connection with these revisions to the Fund's investment objective, the Board has adopted, subject to shareholder approval of the foregoing changes, a non-fundamental policy (i.e., one that can be changed without shareholder approval) that will require the Fund's portfolio, in the aggregate, to be structured in a manner designed to produce (i) long-term capital appreciation and (ii) a net portfolio yield in excess of the average of mutual funds invested primarily in U.S. equities.

     If these revisions to the Fund's investment objective are approved by shareholders, the Fund will change its name to Merrill Lynch Equity Income Fund.

     A special shareholders meeting called to consider the proposals has been adjourned to December 20, 2000. The Fund anticipates that the proposals will be approved at that time.


Code  #  10559-1100

                      MERRILL LYNCH STRATEGIC DIVIDEND FUND
                       Supplement Dated November 30, 2000
         to Statement of Additional Information Dated November 28, 2000


     The Board of Trustees of Merrill Lynch Strategic Dividend Fund (the "Fund") has approved, subject to shareholder approval, a proposal to revise the Fund's investment objective (i) to permit it to purchase individual stocks without regard to whether their dividend yield exceeds that of the Standard & Poor's 500 Index and (ii) to affirmatively state that in addition to the objective of long-term total return, the Fund's objective is also to seek current income. As revised, the Fund's investment objective would be "to seek long-term total return and current income."

     In connection with these revisions to the Fund's investment objective, the Board has adopted, subject to shareholder approval of the foregoing changes, a non-fundamental policy (i.e., one that can be changed without shareholder approval) that will require the Fund's portfolio, in the aggregate, to be structured in a manner designed to produce (i) long-term capital appreciation and (ii) a net portfolio yield in excess of the average of mutual funds invested primarily in U.S. equities.

     If these revisions to the Fund's investment objective are approved by shareholders, the Fund will change its name to Merrill Lynch Equity Income Fund.

     A special shareholders meeting called to consider the proposals has been adjourned to December 20, 2000. The Fund anticipates that the proposals will be approved at that time.



Code  #  10560-1100